Dalian Jingang-Andi Bio-Products Company Limited

Financial Statements

For the years ended December 31, 2007 and 2006

Dalian Jingang-Andi Bio-Products Company Limited

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and shareholders of

Dalian Jingang-Andi Bio-Products Company Limited

We have audited the accompanying balance sheets of Dalian Jingang-Andi Bio-Products Company Limited  (the "Company") as of December 31, 2007 and 2006, and the related statements of income and comprehensive income, changes in shareholders’ equity and cash flows for years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dalian Jingang-Andi Bio-Products Company Limited as of December 31, 2007 and 2006, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

K. P. Cheng & Co.

Certified Public Accountants

Hong Kong, the People’s Republic of China

June 15, 2008 except for Note 12 which is as of August 6, 2008

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

BALANCE SHEETS

ASSETS

	December 31,	December 31,
	2007	2006
CURRENT ASSETS
Cash and cash equivalents	$6,837,792	$620,936
Accounts receivable	3,659,399	1,973,994
Inventories	4,969,151	3,308,010
Other receivables	22,446	22,448
Prepayments	619,434	125,846
Due from a related company	-	640,311
Total Current Assets	16,108,222	6,691,545

LONG-TERM ASSETS
Plant and equipment, net	10,958,371	9,237,883
Construction in progress	-	13,903
Land use right, net	1,336,444	1,271,968
Technology, net	1,112,891	1,236,161
Total Long-Term Assets	13,407,706	11,759,915

TOTAL ASSETS	$29,515,928	$18,451,460

See accompanying notes to the financial statements

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

BALANCE SHEETS

LIABILITIES AND SHAREHOLDERS' EQUITY

	December 31,	December 31,
	2007	2006
CURRENT LIABILITIES
Accounts payable	$84,303	$105,855
Other payables and accrued expenses	1,488,766	790,919
Customer deposits	186,650	34,482
Taxes payable	487,851	187,991
Short-term bank loan	5,749,801	-
Deferred revenue	95,994	11,355
Due to related companies	1,375,641	14,740
Deferred tax liabilities	572,771	36,858
Total current liabilities	10,041,777	1,182,200
LONG-TERM LIABILITIES
Due to a related company	-	7,043,426
Deferred tax liabilities	73,443	36,524
Total long-term liabilities	73,443	7,079,950
TOTAL LIABILITIES	10,115,220	8,262,150

SHAREHOLDERS’ EQUITY
Registered capital	6,040,763	6,040,763
Retained earnings (the restricted potion is $1,776,364 $374,707 at December 31, 2007 and 2006, respectively)	11,542,904	3,474,544
Accumulated other comprehensive income	1,817,041	674,003
Total Shareholders' Equity	19,400,708	10,189,310
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$29,515,928	$18,451,460

See accompanying notes to the financial statements

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006

REVENUES	$24,869,322	$7,043,854
COST OF GOODS SOLD	4,856,940	1,300,716
GROSS PROFIT	20,012,382	5,743,138
Selling and distribution	344,137	161,532
General and administrative	3,214,048	1,503,987
Total operating expenses	3,558,185	1,665,519
INCOME FROM OPERATIONS	16,454,197	4,077,619
OTHER INCOME (EXPENSE), NET
Interest expense, net	(414,201)	(355,575)
Other income, net	388,873	375,300
Investment income	83,361	-
Government grant	15,527	26,682
Total other income (expense), net	73,560	46,407
INCOME BEFORE INCOME TAXES	16,527,757	4,124,026
INCOME TAX EXPENSE	2,511,186	376,963
NET INCOME	14,016,571	3,747,063
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	1,143,038	668,633
OTHER COMPREHENSIVE INCOME	1,143,038	668,633
COMPREHENSIVE INCOME	$15,159,609	$4,415,696

See accompanying notes to the financial statements

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Registered Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total

BALANCE AT JANUARY 1, 2006	$6,040,763	$689,980	$5,370	$6,736,113
Dividend	-	(962,499)	-	(962,499)
Foreign currency translation	-	-	668,633	668,633
Net income	-	3,747,063	-	3,747,063
BALANCE AT DECEMBER 31, 2006	6,040,763	3,474,544	674,003	10,189,310
Dividend	-	(5,948,211)	-	(5,948,211)
Foreign currency translation	-	-	1,143,038	1,143,038
Net income	-	14,016,571	-	14,016,571
BALANCE AT DECEMBER 31, 2007	$6,040,763	$11,542,904	$1,817,041	$19,400,708

See accompanying notes to the financial statements

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$14,016,571	$3,747,063
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	945,916	706,944
Loss on disposal of equipment	8,051	4,008
Deferred taxes	548,202	200,349
Changes in operating assets and liabilities:
(Increase) Decrease In:
Accounts receivable	(1,495,792)	(876,167)
Inventories	(1,383,475)	(2,035,070)
Other receivables	1,497	29,683
Prepayments	(468,194)	396,921
Increase (Decrease) In:
Accounts payable	(27,863)	(161,774)
Other payables and accrued expenses	621,095	392,949
Customer deposits	144,627	(1,410)
Deferred revenue	80,967	(13,960)
Taxes payable	277,001	176,614
Net cash provided by operating activities	13,268,603	2,566,150

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of plant and equipment	(1,635,588)	(1,901,502)
Proceeds from disposal of equipment	20,885	27,672
Net cash used in investing activities	(1,614,703)	(1,873,830)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term bank loan	6,609,123	-
Repayment of short-term bank loan	(1,057,460)	-
Dividends paid	(5,948,211)	(2,165,622)
Proceeds of long-term loan from a related company	-	1,564,060
Repayment of long-term loan to a related company	(6,609,123)	-
Repayment from (advances to) a related company	660,912	(601,562)
Advances from (repayment to) related companies	652,109	(587,714)
Net cash used in financing activities	(5,692,650)	(1,790,838)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,961,250	(1,098,518)
Effect of exchange rate changes on cash and cash equivalents	255,606	(12,598)
Cash and cash equivalents, beginning of year	620,936	1,732,052
CASH AND CASH EQUIVALENTS AT END OF YEAR	$6,837,792	$620,936
SUPPLEMENTARY CASH FLOW INFORMATION
Interest paid	$438,800	$364,949
Income tax paid	$2,203,924	$-

See accompanying notes to the financial statements

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 1 - PRINCIPAL ACTIVITIES AND ORGANIZATION

Dalian Jingang-Andi Bio-Products Company Limited (“JGAD” or the “Company”) is a biotechnology company which was incorporated on March 26, 2002 under the laws of People’s Republic of China (“PRC” or “the China”). The Company manufactures and distributes rabies and mumps vaccines in the PRC.

NOTE 2 - BASIS OF PRESENTATION

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made; however actual results when ultimately realized could differ from those estimates.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenues represent the invoiced value of goods sold recognized upon the shipment of goods to customers. Revenues are recognized when all of the following criteria are met:

•	Persuasive evidence of an arrangement exists,

•	Delivery has occurred,

•	The seller’s price to the buyer is fixed or determinable, and

•	Collectibility is reasonably assured.

Shipping and Handling Expenses

All shipping and handling are expensed as incurred and outbound freight is not billed to customers. Shipping and handling expenses included in selling expenses were $130,485 and $ 55,357 for the years ended December 31, 2007 and 2006, respectively.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUTED)

Research and Development

Research and development costs are expensed as incurred. Engineers and technical staff are involved in the production of our products as well as on-going research. The Company did not segregate the portion of the salaries relating to research and development from the portion relating to production. The total salaries are included in cost of goods sold. Research and development expense, included in general and administrative expenses, for the years ended December 31, 2007 and 2006 were $144,657 and $26,682, respectively.

Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities in the PRC are charged to expense as incurred. The retirement benefits expense for 2007 and 2006 were $151,805 and $91,152, respectively and were included in general and administrative expenses.

Deferred Revenue

Deferred revenue is recognized when grants are received or collectible from the PRC Government to the Company for assisting its technical research and development.  The amount is recognized as revenue when the Company incurred the relevant research and development expenses.

As of December 31, 2007 and 2006, $95,994 and $11,355 were received as deferred revenue from the PRC government, respectively.

Foreign Currency Translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). Capital accounts of the financial statements are translated into United States dollars (USD) from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year.

	2007	2006
Year end RMB : US$ exchange rate	7.3046	7.8087
Average yearly RMB : US$ exchange rate	7.5653	8.3117

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUTED)

Income Taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company adopted FASB Interpretation (“FIN”) No. 48 January 1, 2007. See Note 10.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, accounts receivables, other receivables, prepayments, due from related companies, accounts payable, other payables and accrued expenses, customer deposits, taxes payable, short-term bank loan, deferred revenue, due to related companies. Management has estimated that the carrying amount approximates their fair value due to their short-term nature or long-term debt interest rates approximate the current market rates.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains no bank accounts in the United States of America.

Inventories

Inventories consisting of raw materials, packing materials, work-in-progress and finished goods are stated at the lower of cost or market value. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

Construction In Progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

Land Use Right

According to the law of China, the government owns all the land in China. Companies or individuals are authorized to possess and use the land only through land use right granted by the Chinese government. Land use right is being amortized using the straight-line method over the lease term of 50 years. See also Note 5.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Technology

Technology represents the VERO technology used in the production of rabies vaccines for the cultivation of rabies virus using vero cells. The value of the technology is amortized over their estimated useful life of 10 years. See also Note 6.

Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	50 years
Machinery and equipment	10 years
Motor vehicles	5 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to the statement of income as incurred, whereas significant renewals and betterments are capitalized.

Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in Statement of Financial Accounting Standards (“SFAS”) No. 144. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from the related operations.  The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. There were no impairments in 2007 and 2006.

Restricted Retained Earnings

In 2007 and 2006, the Company transferred 10% of its PRC profit after taxation to the restricted retained earning in the amount of $1,401,657 and $374,707, respectively. Subject to certain restrictions set out in the PRC Companies Law, the restricted retained earning may be distributed to shareholders in the form of share bonus issues and/or cash dividends.

Comprehensive Income

Comprehensive income was defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that were required to be recognized under current accounting standards as components of comprehensive income were required to be reported in a financial statement that was presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation gain.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

Segments

The Company operates in one business segment, the development, production and distribution of vaccines in the PRC.

New Accounting Pronouncements

In September 2006, the Financial Accounting Standard Board ("FASB") issued SFAS No. 157, "Fair Value Measurements," which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS No. 157 also requires expanded disclosures to provide information about the extent to which fair value was used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS No. 157 was effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company is currently in the process of evaluating the effect, if any, the adoption of SFAS No. 157 would have on its results of operations, financial position, or cash flows.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations. SFAS No. 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree and recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase. SFAS No. 141(R) also sets forth the disclosures required to be made in the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, SFAS No. 141(R) will be applied by the Company to business combinations occurring on or after January 1, 2009.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New Accounting Pronouncements (continued)

In February 2007, the FASB issued SFAS No. 159, The Fair Value for Financial Assets and Financial Liabilities. This Statement permits entities to choose to measure financial assets and liabilities, with certain exceptions, at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Company has not determined the impact, if any, SFAS No. 159 will have on its financial statements.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. This Statement establishes accounting and reporting standards that require the ownership interests in subsidiaries’ non-parent owners be clearly presented in the equity section of the balance sheet; requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; requires that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently; requires that when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value and the gain or loss on the deconsolidation of the subsidiary be measured using the fair value of any noncontrolling equity; requires that entities provide disclosures that clearly identify the interests of the parent and the interests of the noncontrolling owners. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2008. The Company has not determined the impact, if any, SFAS No. 160 will have on its financial statements.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"), which amends SFAS No.133 and expands disclosures to include information about the fair value of derivatives, related credit risks and a company's strategies and objectives for using derivatives. SFAS No. 161 is effective for fiscal periods beginning on or after November 15, 2008. The Company is currently in the process of assessing the impact that SFAS No. 161 will have on the disclosures in its financial statements.

NOTE 4 – INVENTORIES

Inventories are summarized as follows:

	December 31,	December 31,
	2007	2006
Raw materials	$264,318	$181,702
Work in progress	3,996,795	2,965,364
Packing materials	119,476	42,136
Finished goods	588,562	118,808
Inventories	$4,969,151	$3,308,010

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 5 – LAND USE RIGHT, NET

Land use right consist of the following:

	December 31,	December 31,
	2007	2006
Cost of land use right	$1,425,043	$1,333,048
Less: Accumulated amortization	88,599	61,080
Land use right, net	$1,336,444	$1,271,968

As of December 31, 2007, the net book value of land use right, amounting to $1,336,444, was pledged as collateral for bank loan. See also Note 8.

Amortization expense for the years ended December 31, 2007 and 2006 was $27,519 and $25,048 respectively.

Amortization expense for the next five years and thereafter is as follows:

2008	$27,519
2009	27,519
2010	27,519
2011	27,519
2012	27,519
Thereafter	1,198,849

Total	$1,336,444

NOTE 6 – TECHNOLOGY, NET

Technology consist of the following:

	December 31,	December 31,
	2007	2006
VERO technology	$2,053,501	$1,920,934
Less: Accumulated amortization	940,610	684,773
VERO technology, net	$1,112,891	$1,236,161

The technology was contributed by the Company’s previous shareholder, Shenyang Andi Bio-Products Company Limited on March 21, 2002 in exchange for 30% interest of the Company. The VERO Technology was recorded at fair value as determined by an independent appraiser.

Amortization expense for the years ended December 31, 2007 and 2006 was $255,837 and $232,863, respectively.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 6 – TECHNOLOGY, NET (CONTINUED)

Amortization expense for the next five years and thereafter is as follows:

2008	$255,837
2009	255,837
2010	255,837
2011	255,837
2012	89,543

Total	$1,112,891

NOTE 7 – PLANT AND EQUIPMENT

Plant and equipment consist of the following:

	December 31,	December 31,
	2007	2006
At cost:
Buildings	$2,062,214	$1,631,144
Machinery and equipment	9,146,414	7,995,604
Motor vehicles	1,209,068	556,868
Office equipment	115,077	78,525
	12,532,773	10,262,141
Less : Accumulated depreciation
Buildings	140,476	90,154
Machinery and equipment	1,215,226	763,438
Motor vehicles	171,807	141,275
Office equipment	46,893	29,391
	1,574,402	1,024,258
Plant and equipment, net	$10,958,371	$9,237,883

As of December 31, 2007, the net book value of buildings and machinery and equipment, amounting to $9,852,926, was pledged as collateral for a bank loan. See also Note 8.

Depreciation expense for the years ended December 31, 2007 and 2006 was $662,560 and $449,033, respectively.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 8 – SHORT-TERM BANK LOAN

In September 2007, the Company obtained a bank loan, amounting to $6,845,002 (RMB50,000,000), from the Wanli Credit Corporation Union of Dalian Development Zone (“the Union”), bearing an interest rate released by the People’s Bank of China from time to time (6.56% as of December 31, 2007).  The loan is secured by the Company’s machinery and equipment, buildings and land use right.  As of December 31, 2007, the loan balance is $5,749,801 (RMB42,000,000) and has a maturity date on September 27, 2008. During 2007, the Company paid $1,095,201 (RMB8,000,000) to the Union as an early repayment of the loan. Interest expense was $100,986 for the year ended December 31, 2007.

NOTE 9 – RELATED PARTIES TRANSACTIONS

(I)

Due to Related Companies

	December 31,	December 31,
	2007	2006
Current:
Dalian Jingang Group Company Limited
- Interest bearing loan	$684,500	$-
- Short-term advances	684,501	-
Dalian Jingang Hotel	6,640	12,806
Dalian Jingang Bio-Products Company Limited	-	1,934
	1,375,641	14,740
Long-term:
Dalian Jingang Group Company Limited	-	7,043,426
	$1,375,641	$7,058,166

a.

As of December 31, 2007, the Company owed $684,501 to Dalian Jingang Group Company Limited (“Jingang Group”). The amount was unsecured, interest-free and repayable on demand.

During 2006, the Company obtained a loan from Jingang Group, bearing a variable interest rate released by the People’s Bank of China (6.56% as of December 31, 2007).  The loan is unsecured and has a fixed repayment date on December 31, 2008.  During 2007, the Company paid $6,348,926 to Jingang Group as an early repayment of the loan.  As of December 31, 2007 and 2006, the loan balance is $684,500 and $7,043,426.  Interest expense was $337,814 and 364,949 for the years ended December 31, 2007 and 2006.

b.

As of December 31, 2007 and 2006, the Company owed $6,640 and 12,806, respectively to Dalian Jingang Hotel (“DJH”), for which the Company’s shareholder, Dalian Jingang Group Company Limited, is also the shareholder of DJH.  The amounts were unsecured, interest-free, and repayable on demand.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 9 – RELATED PARTIES TRANSACTIONS (CONTINUED)

c.

As of December 31, 2006, the Company owed $1,943 to Dalian Jingang Bio-Products Company Limited (“DJBC”), for which the Company’s director, Mr. Wang Quan Feng, is also the director of DJBC.  The amount was unsecured, interest-free, and repayable on demand.  During 2007, the Company repaid the entire amount to DJBC.

(II)  Due from Related Company

	December 31,	December 31,
	2007	2006
Current:
Dalian Jingang Group Company Limited	$-	$640,311

As of December 31, 2006, Dalian Jingang Group Company Limited (“Jingang Group”) owed $640,311 to the Company, in which Jingang Group is the shareholder. The amount was unsecured, interest-free, and repayable on demand.

NOTE 10 – INCOME TAX

(a) Enterprise Income Tax (“EIT”)

On March 16, 2007, the National People’s Congress of China approved the new Enterprise Income Tax Law of the People’s Republic of China (the “New EIT Law”), which is effective from January 1, 2008.

Prior to January 1, 2008, EIT rate applicable to the Company range from 0% to 33%. The Company was entitled to a full exemption from EIT prior to October 1, 2006 as a welfare organization by hiring a certain percentage of disabled employees. For the period from October 31, 2006 to December 31, 2006 the Company is subject to EIT at 33%. Commencing from the January 1, 2007 the Company enjoys a preferential tax rate of 15% in EIT as the Company is considered as a high technology company by the Chinese government.

The Company’ income taxes differs from the expected tax expense for the years ended December 31, 2007 and 2006 (Computed by applying the EIT rate of 33% for 2007 and 2006 to income before taxes) as follows:

	December 31,	December 31,
	2007	2006
Computed “expected” expense	$5,454,160	$1,360,929
Permanent difference
Tax exemption for welfare organization	-	(1,020,697)
Effect of preferential tax rate	(2,974,996)	-
Other	32,022	36,731
Income tax expense	$2,511,186	$376,963

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 10 – INCOME TAX (CONTINUED)

(a) Enterprise Income Tax (“EIT”) (Continued)

The provisions for income taxes for the years ended December 31, 2007, and 2006 are summarized as follows:

	2007	2006
Current	$1,962,984	$176,614
Deferred	548,202	200,349
Total	$2,511,186	$376,963

The tax effects of temporary differences that give rise to the Company’s net deferred tax liabilities as of December 31, 2007 and 2006 are as follows:

	December 31,	December 31,
	2007	2006
Deferred tax liabilities
Current:
Investment income	$60,366	$-
Accrued welfare	11,960	6,365
Cost of goods sold	500,445	30,493
	572,771	36,858
Long-term:
Depreciation	73,443	36,524
Total deferred tax liabilities	$646,214	$73,382

The Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109,” (“FIN 48”), on January 1, 2007. The Company did not have any material unrecognized tax benefits and there was no effect on its financial condition or results of operations as a result of implementing FIN 48.

(b) Tax Holiday Effect

In 2006, the Company is subject to a EIT rate of 33%, except for the period from January 1, 2006 to October 31, 2006 where the Company is exempted from EIT.  In 2007, the Company is subject to a preferential rate of 15%.

Income before income tax expense of $16,527,757 and $4,124,026 for 2007 and 2006, respectively was attributed to the Company’s operations in China.  Income tax expense related to China income for 2007 and 2006 is $2,511,186 and $376,963, respectively.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 10 – INCOME TAX (CONTINUED)

(b) Tax Holiday Effect (Continued)

The effects of the income tax expense exemptions and reductions available to the Company for the years ended December 31, 2007 and 2006 are as follows:

	2007	2006
Tax holiday effect	$2,974,996	$1,020,697

(c) Value Added Tax (“VAT”)

Enterprises or individuals who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with the PRC laws. The value added tax standard rate for vaccine products is 6% of the gross sales price. The company is exempted from the VAT as it is deemed as Welfare Organization under tax law in the PRC in 2006 and 2007

NOTE 11 – REGISTERED CAPITAL

	December 31,	December 31,
	2007	2006
Dalian Jingang Group Company Limited	$4,832,610	$4,832,610
Wang Quan Feng	1,208,153	1,208,153
	$6,040,763	$6,040,763

NOTE 12– SUBSEQUENT EVENTS

On January 16, 2008, a Sale and Purchase of Shares Agreement was consummated by and among JINA Immunity Investment Company Limited (“JINA”), a corporation incorporated in the Hong Kong, and the shareholders of Dalian Jingang-Andi Bio-Products Company Limited. Pursuant to the agreement, JINA purchases all registered capital from the shareholders of (“JGAD”) by cash. As a result of transaction, JGAD became the wholly owned subsidiary of JINA.

On April 14, 2008, a Share Exchange Agreement was consummated by and among Lawford Asia Limited (“Lawford”), a corporation incorporated in the British Virgin Islands, and the shareholder of JINA. Pursuant to the agreement, Lawford issued 99 shares of common stock to the shareholder of JINA representing 1.32% of the total issued and outstanding common stock of Lawford in exchange for the 100% of the issued and outstanding capital stock of JINA. As a result of transaction, JINA and its subsidiary, namely, JGAD became the wholly owned subsidiaries of Lawford.

On August 6, 2008, Lawford and its shareholders entered into the Share Exchange Agreement with China Bio-Immunity Corporation (“CHHB”), a corporation incorporated in the state of Nevada. The closing of the transactions contemplated in the share exchange agreement and the acquisition of all of the issued and outstanding common shares in the capital of Lawford occurred on August 6, 2008. In accordance with the closing of the share exchange agreement, CHHB issued 13,246,697 shares of its common stock to the former shareholders of Lawford in exchange for the acquisition, by CHHB, of all of the 7,500 issued and outstanding shares of Lawford on the

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 12– SUBSEQUENT EVENTS (CONTINUED)

basis of 1,766.26 common shares of CHHB for every one common share of Lawford. The Share Exchange resulted in Lawford, and its wholly-owned subsidiaries, JINA and JGAD becoming wholly owned subsidiaries of CHHB.